Insurance	12 Months Ended
Dec. 31, 2022
Insurance
Insurance

41.       Insurance

The Company maintains a policy of monitoring the risks inherent in its operations. As a result, on December 31, 2022, the company had insurance contracts in force to cover operational risks, civil liability, cyber risks, health, among others. The management of the company understands that the policies represent sufficient amounts to cover any losses. The main assets, liabilities or interests covered by insurance and their maximum indemnity limits are as follows:

Modalities	Maximum indemnity limits
Operational Risks	R$550,000
General Civil Liability - RCG	R$ 80,000
Cyber risks	R$ 30,000
Automobile (executive and operational fleet)	R$ 1,000 for optional civil liability (property damage and bodily harm) and R$ 100 for moral damages.